SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 Date of Report:


                Date of Report (Date of earliest event reported:)
                        December 8, 2003 December 4, 2003)

                     American Physicians Service Group, Inc.
             (Exact name of registrant as specified in its charter)


     Texas                        0-11453                         75-1458323
  (State of               (Commission File Number)              (IRS Employer
Incorporation)               Identification No.)



     1301 Capitol of Texas Highway
              Suite C-300
              Austin, Texas                                      78746
(Address of principal executive offices)                      (Zip Code)



                                 (512) 328-0888
              (Registrant's telephone number, including area code)




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Item 6.  RESIGNATION OF REGISTRAMT'S DIRECTOR AND APPOINTMENT OF NEW DIRECTOR

American Physicians Service Group announced that Brad A. Hummel resigned from the Board of Directors of American Physician Service Group, Inc. in order to concentrate more fully on his duties as CEO of Prime Medical Services, Inc. The Board elected Cheryl Williams, upon recommendation by the nominating committee, to serve the remaining portion of Mr. Hummel's term. Ms. Williams, who has prior public company controller and CFO experience, was appointed to head the Company's audit committee and to serve on the compensation committee.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              American Physicians Service Group, Inc.



Date: December 8, 2003          By:   /s/ W.H. Hayes
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                                Name:    W.H. Hayes
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                                Title:   Sr VP - Finance
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